Exhibit No. 10.2

Schedule of Directors and Officers – Form of Indemnification Agreement

Set forth below is a list of Directors and Officers who have entered into the form of Indemnification Agreement with Armstrong World Industries, Inc. filed as Exhibit 10.1 to the Current Report on Form 8-K filed on June 4, 2010:

Stanley A. Askren (Director)

Kevin R. Burns (Director)

Matthew J. Espe (Director/Officer)

James J. Gaffney (Director)

Victor D. Grizzle (Officer)

Mark A. Hershey (Officer)

Tao Huang (Director)

Michael F. Johnston (Director)

Thomas M. Kane (Officer)

Jeffrey Liaw (Director)

Donald R. Maier (Officer)

Thomas B. Mangas (Officer)

Stephen F. McNamara (Officer)

Larry S. McWilliams (Director)

James C. Melville (Director)

James J. O’Connor (Director)

Stephen H. Poole (Officer)

Frank J. Ready (Officer)

John J. Roberts (Director)

Richard E. Wenz (Director)